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                                                             EXHIBIT 10.45

                             SECURED PROMISSORY NOTE

$515,625                                                     September 25, 1999


     FOR VALUE RECEIVED, the undersigned, ALAN D. WATSON, PH.D., MBA (the "MAKER"), by this Secured Demand Promissory Note (this "NOTE"), absolutely and unconditionally promises to pay to the order of CUBIST PHARMACEUTICALS, INC., a Delaware corporation (the "COMPANY") or its successors or assigns or any such successor or assign, as the case may be, being hereinafter referred to as (the "PAYEE"), the aggregate principal amount of Five Hundred Fifteen Thousand Six Hundred Twenty Five Dollars ($515,625) on September 25, 2002 (the "MATURITY DATE"), and to pay interest on the principal amount outstanding from time to time hereunder, from the date hereof through and including the date on which such principal amount is paid in full, at a rate of four percent (4%) per annum simple interest. Interest hereunder shall be payable annually on the first anniversary hereof, the second anniversary hereof and on the Maturity Date.

     The Maker shall have the right to prepay the unpaid principal amount of this Note in full at any time, or in part from time to time, without premium or prepayment penalty, provided that there is paid with each such principal prepayment all accrued and unpaid interest to the date of prepayment (calculated on the basis of a 365-day year for the actual number of days for which the same is due).

     All payments of interest and principal hereunder shall be made at the business address of the holder hereof. All payments hereunder shall be applied FIRST to any unpaid accrued interest, SECOND to payment of all, if any, other amounts except principal due under or in respect of this Note, and THIRD to repayment of principal.

     The obligations of the Maker under this Note are secured by a pledge of among other things, 50,000 shares (the "SHARES") of the Common Stock, par value $.001 per share of the Company pursuant to the provisions of a certain Stock Pledge Agreement, dated of even date herewith, between the Maker and the Payee (the "PLEDGE AGREEMENT").

     Anything implied herein to the contrary notwithstanding, in the event that
(1) the Maker shall fail to pay when due all or any portion of the principal of or interest on this Note, (2) the Maker shall breach any provision of the Pledge Agreement, (3) the Maker shall make an assignment of the whole or a substantial part of his assets for the benefit of creditors, or (4) there shall be commenced by or against the Maker any proceeding under any bankruptcy, insolvency, readjustment of debt or similar law of any jurisdiction, (each event referred to in clauses (1) through (4) above being hereinafter referred to herein as an "EVENT OF DEFAULT"), then without notice to or demand upon the Maker the entire unpaid principal of this Note, and all interest accrued thereon, shall (if not already due and payable) immediately become and be due and payable to the order of the holder hereof.


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     The Maker hereby, to the fullest extent permitted by applicable law: (a)
waives presentment, demand, notice, protest, and all other demands and notices in connection with delivery, acceptance, performance, default, acceleration or enforcement of or under this Note; (b) assents to any extension or postponement of the time of payment or any other indulgence, and to any substitution, exchange or release of collateral; and (c) agrees to pay to the holder, on demand, all costs and expenses of collection, including, without limitation, reasonable attorneys' fees and legal expenses, incurred by the holder in enforcing this Note, whether or not litigation is commenced.

     No failure by the holder to exercise, or delay by the holder in exercising, any right or remedy hereunder shall operate as a waiver thereof, or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or of any other right or remedy. Acceptance by the holder of any payment after the maturity of this Note has been accelerated shall not constitute a waiver of such acceleration.

     This Note shall take effect as an instrument under seal and shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts.


                                                /s/ Alan D. Watson
                                                --------------------------
                                                Alan D. Watson, Ph.D., MBA